Exhibit 99.5
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED NOVEMBER 30, 2021 (THE “PROSPECTUS SUPPLEMENT”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS AND PROSPECTUS SUPPLEMENT ARE AVAILABLE UPON REQUEST FROM AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, THE SUBSCRIPTION AGENT, BY CALLING (877) 248-6417.
SYNALLOY CORPORATION
SHARES OF COMMON STOCK
ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS
NOMINEE HOLDER CERTIFICATION
The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Subscription Rights”) to purchase shares of common stock, par value $1.00 per share (“Common Stock”), of Synalloy Corporation, a Delaware corporation (the “Company”), pursuant to the rights offering (the “Rights Offering”) described in Company’s prospectus supplement dated November 30, 2021 (together with the base prospectus dated April 19, 2019, the “Prospectus”), hereby certifies to the Company and American Stock Transfer & Trust Company, LLC, the subscription agent for the rights offering, that (1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to the basic subscription right (as defined in the Prospectus Supplement), and on behalf of beneficial owners of Subscription Rights who have subscribed for the purchase of additional shares of Common Stock pursuant to the oversubscription privilege (as defined in the Prospectus Supplement), listing separately below each such exercised basic subscription right and the corresponding oversubscription privilege (without identifying any such beneficial owner), and (2) each such beneficial owner’s basic subscription right has been exercised in full:
	NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHT	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO OVERSUBSCRIPTION PRIVILEGE

1.
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4.
5.
Name of Bank, Broker, Trustee, Depository or Other Nominee:
By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

Provide the following information if applicable:
Depository Trust Company (“DTC”) Participant Number: _____________________
Participant: _____________________
By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

DTC Subscription Confirmation Number(s):